UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2024
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida	33458
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Merck CAPVAXIVE FDA Approval

On June 17, 2024, Merck issued a press release announcing that the U.S. Food and Drug Administration has approved CAPVAXIVE™, previously known as V116, a pneumococcal 21-valent conjugate vaccine for the prevention of invasive pneumococcal disease and pneumococcal pneumonia in adults. CAPVAXIVE utilizes the PeliCRM197® carrier protein which helps enhance antigen immunogenicity in conjugate vaccines. PeliCRM197 is produced using the Pfenex Expression Technology® platform which Ligand Pharmaceuticals Incorporated (“Ligand”) initially acquired in 2020 and ultimately spun out to Primrose Bio, Inc. in September 2023. Pursuant to the Commercial License Agreement between Pfenex Inc. and Merck regarding the CRM197 carrier protein, Ligand is entitled to a $2 million milestone payment upon FDA approval of CAPVAXIVE and a royalty on worldwide net sales.

Takeda Soticlestat Announcement

On June 17, 2024, Takeda Pharmaceutical Company Limited issued a press release announcing Phase 3 topline results for soticlestat (TAK-935), the company’s investigational, first-in-class potent and selective inhibitor of cholesterol 24-hydroxylase, an enzyme primarily expressed in the brain that catabolizes cholesterol to 24-S hydroxycholesterol, resulting in a reduction in glutamatergic hyperexcitability, for patients with Dravet Syndrome and Lennox-Gastaut Syndrome. Takeda’s SKYLINE study in Dravet Syndrome narrowly missed its primary endpoint of reduction in convulsive seizure frequency and showed clinically meaningful and nominally significant effects in multiple key secondary efficacy endpoints. Takeda’s SKYWAY Study in Lennox-Gastaut Syndrome missed its primary endpoint of reduction in major motor drop seizures.

As previously disclosed on October 18, 2023, Ligand acquired from Ovid Therapeutics (“Ovid”) a thirteen percent portion of the royalties and milestones owed to Ovid related to the potential approval and commercialization of soticlestat. In return, Ovid received a $30 million payment, less certain reimbursable expenses.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: June 18, 2024	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary